SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, D.C.  20549

                                       ________________


                                           FORM 8-K

                                        CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(D) OF THE

                                SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    January 24, 1996

                                  SUNAMERICA INC.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                       1-4618                 86-0176061
(STATE OR OTHER JURISDICTION   (COMMISSION  FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                           90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


Registrant's telephone number, including
area code                                         (310) 772-6000

Item 5.  Other Events
         -------------

         The Registrant has released financial position and earnings information as of and for the three months ended December 31, 1995.

         See the attached Condensed Consolidated Balance Sheet and Consolidated Income Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits
         ---------

         (c)     Exhibits

         Exhibit 20(a)  Condensed Consolidated Balance Sheet
         Exhibit 20(b)  Consolidated Income Statement


                                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUNAMERICA INC.



Date:   January 26, 1996                      By: /s/ Scott L. Robinson
                                              -----------------------------
                                                      Scott L. Robinson
                                                      Senior Vice President
                                                        and Controller

                                                      EXHIBIT 20(a)
                                                     SUNAMERICA INC.
                                          CONDENSED CONSOLIDATED BALANCE SHEET
                                               (In thousands - unaudited)


                                                                                December 31,            September 30,
                                                                                        1995                     1995
                                                                              --------------            -------------
ASSETS
Cash and short-term investments                                               $      657,210            $     855,350
Bonds, notes and redeemable preferred stocks:
   Available for sale, at fair value                                               8,210,874                6,584,488
   Held for investment, at amortized cost                                                 --                  718,283
Mortgage loans                                                                     1,575,390                1,543,285
Common stocks, at fair value                                                          36,619                   39,906
Partnerships                                                                         794,279                  774,417
Real estate                                                                          103,418                  105,637
Other invested assets                                                                209,318                  187,593
                                                                              --------------           --------------
Total investments                                                                 11,587,108               10,808,959

Variable annuity assets                                                            5,454,132                5,263,006
Deferred acquisition costs                                                           532,941                  526,415
Other assets                                                                         270,172                  245,787
                                                                              --------------           --------------
TOTAL ASSETS                                                                  $   17,844,353           $   16,844,167
                                                                              ==============           ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                                          $    5,486,957           $    4,862,250
Reserves for guaranteed investment contracts                                       3,683,168                3,607,192
Trust deposits                                                                       427,788                  426,595
Variable annuity liabilities                                                       5,454,132                5,263,006
Senior indebtedness                                                                  539,835                  524,835
Payable to brokers for purchases of securities                                            --                  473,728
Other payables and accrued liabilities                                               289,048                  274,005
Deferred income taxes                                                                159,792                  146,847
Preferred securities of grantor trusts                                               237,631                   52,631
Shareholders' equity                                                               1,566,002                1,213,078
                                                                              --------------           --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $   17,844,353           $   16,844,167
                                                                              ==============           ==============

                                                EXHIBIT 20(b)
                                               SUNAMERICA INC.
                                        CONSOLIDATED INCOME STATEMENT
                                  (In thousands, except per share amounts)
                                                 (Unaudited)
                                                                         Three months ended December 31,
                                                                  --------------------------------------
                                                                           1995                     1994
                                                                  -------------            -------------
Investment income                                                 $     253,990            $     202,167
                                                                  -------------            -------------
Interest expense on:
   Fixed annuity contracts                                              (68,096)                 (59,878)
   Guaranteed investment contracts                                      (61,424)                 (47,255)
   Trust deposits                                                        (2,571)                  (2,670)
   Senior indebtedness                                                  (15,052)                 (14,255)
                                                                  -------------            -------------
   Total interest expense                                              (147,143)                (124,058)
                                                                  -------------            -------------
Dividends paid on preferred securities of grantor trusts                 (4,721)                      --
                                                                  -------------            -------------
NET INVESTMENT INCOME                                                   102,126                   78,109
                                                                  -------------            -------------
NET REALIZED INVESTMENT GAINS (LOSSES)                                    1,404                   (7,231)
                                                                  -------------            -------------
Fee income:
   Variable annuity fees                                                 24,416                   20,453
   Net retained commissions                                               8,865                    6,620
   Asset management fees                                                  6,503                    7,025
   Loan servicing fees                                                    5,570                    1,978
   Trust fees                                                             4,195                    3,750
                                                                  -------------            -------------
TOTAL FEE INCOME                                                         49,549                   39,826
                                                                  -------------            -------------
Other income and expenses:
   Surrender charges                                                      2,588                    2,744
   General and administrative expenses                                  (44,098)                 (33,108)
   Amortization of deferred acquisition
      costs                                                             (19,002)                 (18,674)
   Other, net                                                                19                    1,868
                                                                  -------------            -------------
TOTAL OTHER INCOME AND EXPENSES                                         (60,493)                 (47,170)
                                                                  -------------            -------------
PRETAX INCOME                                                            92,586                   63,534

Income tax expense                                                      (27,800)                 (18,400)
                                                                  -------------            -------------
NET INCOME                                                        $      64,786            $      45,134
                                                                  =============            =============
EARNINGS PER SHARE                                                $        0.94            $        0.65
                                                                  =============            =============
NET EARNINGS APPLICABLE TO COMMON STOCK
  (used in the computation of earnings per share)                 $      61,903            $      40,995
                                                                  =============            =============

AVERAGE SHARES OUTSTANDING                                               65,746                   62,776
                                                                  =============            =============